Exhibit 99.1
RBC Capital Markets Energy Conference Appalachia Shale Panel Presentation June 2, 2008

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements.

3 Superior Overview Leading Provider of Comprehensive, High-Tech Well Completion Services Market Data: Market Capitalization $585 MM (5/23/08) Exchange/Ticker NASDAQ: SWSI Daily Volume 238,800 Shares (1 Mo Avg Daily Vol) Shares Outstanding 23.6MM Insider Ownership 47% Debt at 3/31/08 4.8% of Market Capitalization

4 Today's Well Completion Market Super High-Tech High-Tech Low-Tech Exploratory 12,000 to 15,000 PSI > 325°+ F 40% to 45% SWSI Expertise 40 to 45% Slick Water Fracs, Price Sensitive 10% to 15% Resource Plays Nitrogen, Cross-Linked Fluids Challenging Down-Hole Environments Reliability and Quality Valued R&D Market Segment Market Size (Est) 3 Major Providers 5-8 Primary Providers X Providers Low-Tech <8,000 PSI <10,000 Feet Less than 250°+ F Technical Fluids >8,000 to 12,000 PSI 250°to 325°+ F

5 Competitive Strengths Technical Fluids Expertise for High-Tech Completions High-Value, High-Margin Offerings Comprehensive Range of Services One-Stop Shop Experienced People Operations Leaders have 262 Years Combined Experience with Halliburton, Schlumberger and BJ Operational Excellence Reliable and Predictable Performance Rapid Response/Large Geographic Footprint 26 Service Centers in the Most Active Drilling Regions Management Team with Proven Track Record and Established Client Relationships

6 Growth Strategy Horizontal Growth (New Services in Existing Centers) Down-Hole/Cementing/Stimulation/Nitrogen Foundation of Operational Excellence and Proprietary Processes Vertical Growth (New Service Centers) Since 1997, 2 to 26 Centers

7 26 Service Centers Serving Most Active Drilling Basins Since 1997, Grown from 2 to 26 Service Centers Located In Most Active Resource Plays and Drilling Basins Fleet of 1,062 Specialized Multi-Purpose Trucks (92% for Technical Pumping)

8 Basin Map Basin Map

Extent & Depth of Marcellus Shale Source: Geology.com Kentucky

Big Fracs or "Mega Fracs" The more complex the fracture fairway, the more natural fractures that are intercepted Stimulation is achieved by bridging and diverting in fractures and natural fractures The "Fracture Fairway" is more productive than a dominant fracture in a shale reservoir Extremely low matrix permeability means that more surface area must be intersected Create more surface area for gas to desorb from the shale High rate is needed to carry the proppant in a slickwater system

SWSI Marcellus Shale Stimulation Specifics 15,000 to 30,000 hhp (pumping rates of 80 to 125 BPM) 350,000 lbs to 1,250,000 lbs of proppant 100 mesh, 40/70 mesh, 35/50 mesh, 20/40 mesh 20/40 mesh PR-6000 (pre-cured resin coated) Slickwater Fluid System utilizing WFR (Friction Reducer) products SuperMax & Super CS-2 MicroEmulsion Flowback Enhancers OB-FE liquid breaker BioClear 200 liquid biocide (20% Active DBNPA) IC-100L (liquid citric acid)